                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) March 24, 1997

                             WESTERN WATER COMPANY
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter

                                    DELAWARE
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

                0-18756                                   33-0085833
--------------------------------------      -----------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)

 4660 LA JOLLA VILLAGE DRIVE, SUITE 825,
 SAN DIEGO, CALIFORNIA                                         92122
--------------------------------------------        ----------------------------
(Address of Principal Executive Offices)                     (Zip Code)

                                 (619) 535-9282
             -----------------------------------------------------
               Registrant's Telephone Number, Including Area Code

                                 NOT APPLICABLE
         --------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report

  Index to Exhibits appears at page 5 of the 7 pages constituting the manually signed original of this report.

ITEM 1. CHANGES IN CONTROL OF REGISTRANT.
                Not applicable.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.
                Not applicable.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.
                Not applicable.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Item 304 of Regulation S-K
(a)(1)(i) Effective March 24, 1997, the Registrant advised Harlan & Boettger, its prior certifying accountants, that it had decided to change accounting firms.

(a)(1)(ii) Harlan & Boettger's report dated May 20, 1996 and its report dated May 18, 1995 on the financial statements of the Registrant for the fiscal years ended March 31, 1996 and 1995, respectively, do not contain an adverse opinion or a disclaimer of opinion, and were not qualified as to uncertainty, audit scope or accounting principles.

(a)(1)(iii) The decision to change accounting firms was made by the Registrant's Board of Directors upon the recommendation of the Audit Committee.

(a)(1)(iv) There have been no disagreements with Harlan & Boettger on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure during the fiscal years ending March 31, 1996 and 1995 and the subsequent interim period preceding the dismissal of Harlan & Boettger, which disagreements, if not resolved to the satisfaction of Harlan & Boettger, would have caused it to make reference to the subject matter of the disagreement in connection with its reports.

(a)(1)(v)       Not applicable.

(a)(2) Effective March 24, 1997, the Registrant engaged KPMG Peat Marwick L.L.P. as its new certifying accountants. The Registrant has not, during the fiscal years ended March 31, 1995 and March 31, 1996 or the subsequent interim period, consulted with KPMG Peat Marwick regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements.

ITEM 5. OTHER EVENTS.
                Not applicable.

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS.
                Not applicable.


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (a)     Financial statements of business acquired:

                        Not applicable.

        (b)     Pro forma financial information:

                        Not applicable.

        (c)     Exhibits:

                        Not applicable.

ITEM 8. CHANGE IN FISCAL YEAR.

        Not applicable.

ITEM 9. SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

        Not applicable.



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

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                WESTERN WATER COMPANY
                                (Registrant)


Date: March 31, 1997            By:  /s/ Edward A. Beeman
                                   --------------------------
                                   Edward A. Beeman
                                   Chief Financial Officer




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                                 EXHIBIT INDEX

Exhibit                                                                         Page No.
-------                                                                         --------
   A    Registrant Letter to Harlan & Boettger dated March 27, 1997                 6

   B    Response of Harlan & Boettger dated March 27, 1997 to Exhibit A hereto.     7



                                       5
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                                   Exhibit A



Harlan & Boettger
5415 Oberlin Drive
San Diego, California 92121

Attention: Mr. William C. Boettger

Gentlemen:

        This is to confirm the decision of the Board of Directors to dismiss Harlan & Boettger as the certifying accountants for Western Water Company, effective March 24, 1997.

        Pursuant to the rules and regulations of the Securities and Exchange Commission (the "SEC"), we have prepared the attached Form 8-K. Item 304 of SEC Regulation S-K requires you to review the Form 8-K and respond, in writing, to the representations made by Western Water Company therein. As your response must be submitted with the Form 8-K, your prompt reply would be sincerely appreciated.

        We have enjoyed our relationship with Harlan & Boettger and it is with some regret that the Board felt this change necessary. Thank you for your past services.

                        Sincerely,

                        /s/ Edward A. Beeman

                        Edward A. Beeman
                         Chief Financial Officer


March 27, 1997

                                   Exhibit B


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Gentlemen:

        We were previously principal accountants for Western Water Company and, on May 20, 1996 we reported on the financial statements and related schedules of Western Water Company as of March 31, 1996 and 1995 and for each of the years in the three year period ended March 31, 1996. On March 24, 1997, we were dismissed as the principal accountants of Western Water Company. We have read Item 4 included in the attached Form 8-K, dated March 24, 1997, of Western Water Company to be filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.

                                Sincerely,

                                HARLAN & BOETTGER


                                By: /s/ WILLIAM C. BOETTGER
                                   ---------------------------
                                   William C. Boettger


March 27, 1997


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